Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, James E. Winslow, Executive Vice President and Chief Financial Officer of Home Products International, Inc., certify that:

(1)	The Form 10-Q for the quarter ended September 25, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Ace of 1934; and

(2)	The information contained in the foregoing report fairly presents, in all material respects, the financial condition and results of operations of Home Products International, Inc.

/s/ JAMES E. WINSLOW
James E. Winslow
Executive Vice President and Chief Financial Officer

Dated: November 9, 2004

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Home Products International, Inc. and will be retained by Home Products International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.